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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) September 23, 2005


                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

         1-4219                                             74-1339132
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(Commission File Number)                       (IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York             14618
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      (Address of Principal Executive Offices)                (Zip Code)

                                 (585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 23, 2005, Zapata Corporation ("ZAPATA" or the "COMPANY"), entered into a Stock Purchase Agreement with WLR Recovery Fund III, L.P., a Delaware limited partnership ("WLR III"), to sell to WLR III all of the 4,162,394 shares all of common stock in Safety Components International, Inc. ("SAFETY COMPONENTS") held by Zapata. On September 26, 2005, Zapata, WLR III and WLR Recovery Fund II, L.P. ("WLR II" and collectively with WLR III, "WLR") entered into Amendment No. 1 and Joinder agreement which joined WLR II as a party to the Stock Purchase Agreement. The Amendment No. 1 provides that WLR II and WLR III shall purchase 241,419 and 3,920,975 of the Safety Components shares, respectively.

         The purchase price is $12.30 per share or $51,197,446 in the aggregate, which will be funded in immediately available funds at the closing of the transaction. The parties obligation to consummate the transaction is subject to customary closing conditions, including approval by Zapata stockholders and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"). The parties have covenanted to take all actions required of them under the agreement to complete the transaction (subject to certain exceptions) by December 31, 2005.

         Concurrently with the execution of the Stock Purchase Agreement, the Malcolm I. Glazer Family Limited Partnership, which owns approximately 51% of Zapata's common stock, executed a Voting Agreement wherein it committed to vote in favor of the proposed transaction and against any competing transaction. Pursuant to the Voting Agreement the Malcolm I. Glazer Family Limited Partnership also granted WLR a voting proxy to effect its undertaking in the Voting Agreement.

         The closing is expected to take place in the fourth quarter of 2005. The Stock Purchase Agreement provides that after the closing of the transaction and the issuance in the name of WLR of certificates representing the purchased Safety Components shares, Zapata's representatives will resign as Safety Components directors. Until the issuance of the certificates, Zapata is obligated to vote WLR's nominees to Safety Components board of directors.

         Either Zapata or WLR may terminate the Stock Purchase Agreement if the closing conditions are not satisfied as of December 31, 2005 (unless they have not been satisfied due to the terminating parties breach of the agreement) or the HSR Act waiting period has not expired or been terminated. Either party may terminate the Stock Purchase Agreement if the HSR Act waiting period has not expired or terminated as of June 30, 2006. Zapata will be required to pay WLR $2,000,000 and actual documented out-of-pocket expenses incurred by WLR up to $500,000 plus a limited amount of accrued interest if the termination is by WLR and if as of December 31, 2005 Zapata has not completed certain covenants in the agreement or Zapata's stockholder vote has not been secured as a result of a breach by Zapata and there are no other unfulfilled conditions or breaches by WLR.

         On September 26, 2005, Zapata, WLR II, WLR III and CitiBank, N.A., as escrow agent ("CitiBank"), entered into an Escrow Agreement. The Escrow Agreement provides that Zapata's stock certificate representing the 4,162,394 shares and the purchase price of $51,197,446 to be paid by WLR will be held by CitiBank pending the closing. All dividends or


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distributions declared or paid with respect to the shares and all interest accrued on the purchase price after the date of the Stock Purchase Agreement shall be held by CitiBank pursuant to the terms of the Escrow Agreement. At closing, Zapata shall receive all accrued interest on the purchase price and, subject to certain limitations, WLR shall receive any and all dividends or distributions on the shares through the closing.

FORWARD-LOOKING STATEMENTS

         This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. These forward looking statements include, but are not limited to, statements regarding the likelihood and timing of the closing of the transaction. Investors are cautioned that all forward-looking statements involve risks and uncertainty that could cause actual results to differ materially from those in the forward-looking statements. These risks include, without limitation, the possibility that the transaction will not close or that the closing may be delayed. More information about potential factors that could affect Zapata's business and financial results is included under the heading "Significant Factors That Could Affect Future Performance and Forward-Looking Statements" contained in Zapata's Annual Report on Form 10-K for the fiscal year ended March 14, 2005 filed with the Securities and Exchange Commission (the "SEC"), which is available at the SEC's website at http://www.sec.gov, all of which are incorporated herein by reference. All forward-looking statements included in this press release are based on information available at the time of the release, and Zapata assumes no obligation to update any forward-looking statement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZAPATA CORPORATION


Date: September 29, 2005            By: /s/ Leonard DiSalvo
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                                        Name:  Leonard DiSalvo
                                         Title: Vice President - Finance and CFO


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